                                                                   EXHIBIT 10.3


                              EMPLOYMENT AGREEMENT
                    BIODELIVERY SCIENCES INTERNATIONAL, INC.


         THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of this ___ day of _________ 2001, by and between BioDelivery Sciences International, Inc., an Indiana corporation, (the "Company") and Christopher Chapman, MD ("Employee").

                                   RECITALS:

         WHEREAS, the Company is engaged in the business of developing and commercializing proprietary and patented cochleate delivery technology;

         WHEREAS, the Company wishes to enter into this Employment Agreement with Employee, to set forth and govern the terms, conditions and duties of employment of Employee with the Company; and

         WHEREAS, the Company and the Employee are desirous of setting forth in this definitive Employment Agreement their respective rights and obligations with respect to Employee's employment with the Company.

         NOW, THEREFORE, in consideration of the mutual promises in this Agreement and for additional good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the Company and the Employee agree as follows:

         1. EMPLOYMENT AND TERM. On the terms and subject to the conditions of this Agreement, the Company agrees to employ the Employee and the Employee accepts such employment. This Agreement shall commence on the date hereof (the "Commencement Date") and shall continue in effect for a period of three years from the date hereof. This Agreement shall terminate at the end of said three-year period (the "Termination Date") unless earlier terminated pursuant to Paragraph 6 below.

         2. DUTIES. Beginning on the Commencement Date, Employee will be employed by the Company to perform the duties, as specified from time to time by the Board of Directors and set forth on Exhibit "A" which is attached hereto, incorporated herein and made a part hereof ("Duties").

         3. COMPENSATION. During the Term of this Agreement, as compensation for Employee performing the Duties, the Company shall pay Employee the compensation, as set forth on Exhibit "B" which is attached hereto, incorporated herein and made a part hereof ("Compensation").

         4. TERMINATION OF EMPLOYMENT. Employee may terminate this Agreement upon 30 days' written notice. Further, upon determination by the Company's Board of Directors that the continuation of this Agreement is not in the Company's best interest, the Company may terminate this Agreement upon 30 days' written notice.

         5. NON-COMPETITION. Simultaneously with his execution of this Agreement, Employee shall execute a Covenant Not to Compete Agreement with the Company, as set forth on Exhibit "C" which is attached hereto, incorporated herein and made a part hereof.

         6. CONFIDENTIALITY/WAIVER OF INTEREST. Simultaneously with the execution of this Agreement, Employee shall execute a Confidentiality/Waiver of Interest Agreement with the Company, as set forth on Exhibit "D" which is attached hereto, incorporated herein and made a part hereof and which shall be effective from the date of execution.

         7. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered or mailed by certified mail, return receipt required, to the recipient at the address indicated below:

         TO THE COMPANY:                              TO THE EMPLOYEE:

         BioDelivery Sciences International, Inc.     Christopher Chapman, MD
         Two Huntington Quadrangle
         Melville, New York 11747

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

         8. SEVERABILITY. In the event that any provision of this Agreement shall be held to be unreasonable, invalid, or unenforceable for any reason whatsoever, the parties agree that: (i) such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions, and provisions hereof shall remain in full force and effect; and (ii) any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable, and enforceable, and such provision, as so modified, shall be valid and binding as though the invalid, unreasonable, or unenforceable portion thereof had not been included therein.

         9. COMPLETE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes and preempts any prior understandings, agreements or representations between Employee and the Company regarding the employment of Employee.

         10. COUNTERPARTS. This Agreement may be simultaneously executed in two counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

         11. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Indiana.

         12. ATTORNEY'S FEES. In the event that either party to this Agreement shall be forced to retain the services of any attorney to enforce any of the provisions hereof, then the prevailing party in any ensuing litigation shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorney's fees, court costs or other expenses of litigation, whether incurred at trial or upon appeal.

         13. AMENDMENTS/WAIVERS. This Agreement may only be modified, amended, or waived by a writing duly authorized and executed by all parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

         THE COMPANY:                             EMPLOYEE:
BioDelivery Sciences International, Inc.



By:
   ---------------------------------------        -----------------------------
                    Its                           Christopher Chapman, MD

                                  EXHIBIT "A"



                              EMPLOYMENT AGREEMENT
                                    BETWEEN
                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                                      AND
                            CHRISTOPHER CHAPMAN, MD






  In accordance with Paragraph 2, Employee shall perform the following duties:

                 All duties assigned by the Board of Directors.

                                  EXHIBIT "B"



                              EMPLOYMENT AGREEMENT
                BETWEEN BIODELIVERY SCIENCES INTERNATIONAL, INC.
                                      AND
                            CHRISTOPHER CHAPMAN, MD






         In accordance with Paragraph 3, Employee shall be paid the following Compensation payable as set forth below:

         1.       $48,000 annual base salary, payable monthly.

                            COVENANT NOT TO COMPETE
                   BIODELIVERY SCIENCES INTERNATIONAL, INC.

         This Covenant Not to Compete is made and entered into by and between BioDelivery Sciences International, Inc., an Indiana corporation (hereinafter referred to as the "Company"), and Christopher Chapman, MD (hereinafter referred to as the "Second Party").

                                   RECITALS:

         WHEREAS, the Company is engaged in the business of developing and commercializing proprietary and patented cochleate delivery technology (the Business);

         WHEREAS, Second Party has executed an Employment Agreement with the Company,

         WHEREAS, Second Party acknowledges that the Company's Business activities extend throughout the United States;

         WHEREAS, Second Party acknowledges that through such employment he has and/or may acquire a special knowledge of the Company's Business; and the clients, accounts, business lists, prospects, records, corporate policies, operational methods and techniques and other useful information and trade secrets of the Company (hereinafter all collectively referred to and defined as "Confidential Information");

         WHEREAS, Second Party acknowledges that the Company's legitimate business interests include the Confidential Information and the Company's customer goodwill (hereinafter referred to and defined as the "Company's Legitimate Business Interests") and that the Company's Legitimate Business Interests would be harmed if Second Party engaged in competitive activities with the Company anywhere in the world; and

         WHEREAS, the Company and Second Party, pursuant to the provisions of this Agreement, wish to enter into an agreement as embodied herein whereby Second Party will refrain from owning, managing, or in any manner or capacity working for a business developing and commercializing proprietary and patented cochleate delivery systems and from soliciting customers of the Company and employees of the Company for competitive purposes as defined herein during Second Party's employment with the Company and during the period of five years after Second Party's cessation of employment with the Company in the geographical location of anywhere in the world.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and for additional good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, including, but not limited to, the Second Party's employment with the Company and the continuation of the Second Party's employment with the Company, the parties mutually agree as follows:

         1. CONFIRMATION OF RECITALS - The foregoing recitals are true and correct and are hereby ratified and confirmed by the parties and made an integral part of this Agreement; as such, the recitals shall be used in any construction of this Agreement, especially as it relates to the intent of the parties.

         2. DEFINITION OF COMPETITION - For purposes of this Agreement "Competitive Activity" shall mean the development, manufacturing or sale of any cochleate based delivery system.

         3. NON-COMPETE - The Second Party will not do, or intend to do, any of the following, either directly or indirectly, during Second Party's employment with the Company and during the period of five (5) years after Second Party's cessation of employment with the Company, anywhere in the world:

                  A. Own, manage, operate, control, consult for, be an officer or director of, work for, or be employed in any capacity by any company or any other business, entity, agency or organization which conducts a mail order specialty pharmacy business; or

                  B. Solicit prior or current customers of the Company for any purpose in competition (as defined herein) with the Company; or

                  C. Solicit any then current employees by the Company without the Company's consent.

                           The Second Party and Company agree that the phrase
"Second Party's cessation of employment with the Company" as used in this Agreement, refers to any separation of Second Party from his employment at the Company either voluntarily or involuntarily, either with cause or without cause, or whether the separation is at the behest of the Company or the Second Party (hereinafter referred to and defined as "Second Party's Cessation of Employment").

                           The Employment Agreement between Second Party and
the Company expressly authorizes and permits Second Party to continue in or enter into employment and ownership relationships with other entities. Entering into and carrying out such employment and ownership relationships permitted by the Employment Agreement between the Company and Second Party shall not be deemed to be a violation of this Covenant Not to Compete provided that such entities are not engaged in the business of developing and commercializing proprietary and patented cochleate delivery technology. Furthermore, such companies, by virtue of an employment or ownership relationship with Second Party, shall not be deemed to have participated in any violation or breach of this Agreement.

         4. INJUNCTION AND DAMAGES - Second Party agrees that this Agreement is important, material, confidential, and gravely effects the effective and successful conduct of the business of the Company; and it effects its reputation and good will and is necessary to protect the Company's Legitimate Business Interests. Second Party recognizes and agrees that the Company will suffer irreparable injury in the event of Second Party's breach of any covenant or agreement contained herein and cannot be compensated by monetary damages alone, and Second Party therefore agrees that the Company, in addition to and without limiting any other remedies or rights that it may have, either under this Agreement or otherwise, shall have the fight to obtain injunctive relief both temporary and permanent, against the Second Party from any court of competent jurisdiction. Second Party further agrees that in the event of Second Party's breach of any covenant or agreement contained herein, the Company, in addition to its right to obtain injunctive relief, shall further be entitled to seek damages, including but not limited to, compensatory, incidental, consequential, exemplary, and lost profits damages. Second Party agrees to pay the Company's reasonable attorney's fees and costs for enforcement of this Agreement, if the Second Party breaches this Agreement.

         5. MISCELLANEOUS - Wherever used in this Agreement the phrase "directly or indirectly" includes, but is not limited to Second Party acting through Second Party's wife, children, parents, brothers, sisters, or any other relatives, friends, trustees, agents, associates or entities with which Second Party is affiliated with in any capacity. The Company may waive a provision of this Agreement only in a writing signed by a representative of the Board of Directors of the Company and specifically stating what is waived. The rights of the Company under this Agreement may be assigned; however, the covenants, warranties, and obligations of the Second Party cannot be assigned without the prior written approval of the Company. The title of this Agreement and the paragraph headings of this Agreement are not substantive parts of this Agreement and shall not limit or restrict this Agreement in any way. This Agreement survives after the Second Party's Cessation of Employment. No change, addition, deletion, or amendment of this Agreement shall be valid or binding upon Second Party or the Company unless in writing and signed by Second Party and the Company. In the event a court of competent jurisdiction determines any covenant set forth herein to be too broad to be enforceable or determines this Agreement to be unreasonable, then said court may reduce the geographical area and/or the length of time provisions herein, in order to make this Agreement enforceable and reasonable. This Agreement shall be governed by Indiana law. The parties agree that venue for any action brought under this Agreement shall be in the state of New York. In construing this Agreement, neither of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted same as each provision of this Agreement is deemed by the parties to have been jointly drafted by the Company and Second Party.

         6. SUPERSEDES PRIOR AGREEMENT - This Covenant Not to Compete shall commence upon the date hereof. This Agreement shall, upon its commencement, supersede any prior Covenants Not to Compete between Second Party and the Company.

         7. SECOND PARTY ACKNOWLEDGMENT - The Second Party, acknowledges that he has voluntarily and knowingly entered into this Agreement and that this Agreement encompasses the full and complete agreement between the parties with respect to the matters set forth herein.

         Executed on this _____ day of _____________________ 2001.

BIODELIVERY SCIENCES INTERNATIONAL, INC.              SECOND PARTY


By:
   ------------------------------------               -------------------------
                            Its                       Christopher Chapman, MD

                           CONFIDENTIALITY AGREEMENT
                   BIODELIVERY SCIENCES INTERNATIONAL, INC.

         THIS AGREEMENT is made and entered into by and between BioDelivery Sciences International, Inc. an Indiana corporation (hereinafter referred to and defined as the "Company") and Christopher Chapman, MD, (hereinafter referred to and defined as the "Second Party").

         WHEREAS, the Company is in the business of developing and commercializing proprietary and patented cochleate delivery technology;

         WHEREAS, Second Party is an employee of the Company;

         WHEREAS, Second Party recognizes that by virtue of Second Party's relationship with the Company, Second Party has or will acquire a special knowledge of the Company and the clients, accounts, business lists, prospects, records, corporate policies, operational methods and techniques and other useful information and trade secrets of the Company (hereinafter all collectively and referred to and defined as "Confidential Information");

         WHEREAS, Second Party acknowledges that the Company's Confidential Information represents valuable, special and unique assets of the Company; and

         WHEREAS, Second Party acknowledges that the Company's legitimate business interests include the Confidential Information and the Company's customer goodwill (hereinafter referred to and defined as "the Company's Legitimate Business Interests") and that the Company's Legitimate Business Interests would be harmed if Second Party would divulge or disclose the Confidential Information to any third-party while the Second Party is a stockholder of the Company, or at anytime thereafter.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and for additional good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, the parties mutually agree as follows:

         1. CONFORMATION OF RECITALS. The foregoing recitals are true and correct and are hereby ratified and confirmed by the parties and are made an integral part of this Agreement; as such, the recitals shall be used in any construction of this Agreement, especially as it relates to the intent of the parties.

         2. CONFIDENTIAL INFORMATION. As used in this Agreement, "Confidential Information" shall mean any information and data, oral, written, electronic or other media relating to the business of the Company including, but not by way of limitation, the following sources of supply, contractual relationships, other advantageous relationships, sales, marketing and distribution strategies, customers list and information, financial information and other data which are the property of the Company and which the Company has not marked "non-confidential".

         3. PROTECTION OF CONFIDENTIAL INFORMATION. Second Party shall maintain, on a confidential basis, all material and information designated as "confidential" by the Company and not disclose nor divulge same to any third party, during the term of Second Party's Employment Agreement with the Company and for a period of two years thereafter, except as otherwise provided below:

                  A.       With advance approval of the Company;

                  B. Information already in the possession of the third party;

                  C.       Information which is part of the public domain;

                  D. Information which is disclosed pursuant to a lawful requirement or good faith obligation to a governmental agency;

                  E. Information which was developed independently by the Second Party, and

                  F.       Information described by requirement of law.

         4. INJUNCTION AND DAMAGES. Second Party agrees that this Agreement is important, material and gravely affects the effective and successful conduct of the business of the Company, and it also affects the Company's reputation and goodwill, and is necessary to protect the Company's Legitimate Business Interests. The Second Party further recognizes and agrees that the Company will suffer irreparable injury in the event of Second Party's breach of any covenant or agreement contained in this Agreement and cannot be compensated by monetary damages alone. Accordingly, the Second Party agrees that, in addition to and without limiting any other remedies or rights that the Company may have, the Company shall have the right to obtain injunctive relief, both temporary and permanent, against the Second Party from any court of competent jurisdiction. In addition to said injunctive relief, the Company shall also be entitled to seek damages, including, but not limited to, compensatory, incidental, consequential, exemplary, and lost profits damages. Second Party agrees to pay the Company's reasonable attorney's fees and costs for enforcement of this Agreement, if the Second Party breaches this Agreement.

         5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

         6. SURVIVORS. This Agreement survives after Second Party is no longer a stockholder in the Company.

         7. MISCELLANEOUS. No change, addition, deletion, or amendment of this Agreement shall be valid or binding upon Second Party or the Company unless in writing and signed by Second Party and the Company. The rights of the Company under this Agreement may be assigned; however, the covenants and agreements of the Second Party pursuant to this Agreement cannot be assigned. The title of this Agreement and the paragraph headings of this Agreement are not substantive parts of this Agreement and shall not limit or restrict the Agreement in any way. In construing this Agreement, neither of the parties hereto shall have any term or provision of this Agreement construed against such party solely by reason of such party having drafted same as each provision of this Agreement is deemed by the parties to have been jointly drafted by the Company and Second Party.

         8. EXCLUDED ACTIVITIES. The Employment Agreement between Second Party and the Company expressly authorizes and permits Second Party to serve in employment and ownership relationships with other entities which are not competitive with the Company ("Other Entities"). Neither this Agreement nor the assignment or relinquishment set forth in this Agreement affect, in any fashion, the rights of Second Party to serve in an employment, officer or ownership relationship with Other Entities, nor does it affect or alter the ownership rights of Other Entities provided Second Party complies with the terms of this Agreement. This Agreement is not binding on or enforceable against the Other Entities with which Second Party may be engaged in employment or other business relationships.

         9. SECOND PARTY ACKNOWLEDGMENT. The Second Party acknowledges that Second Party had voluntarily knowingly entered into this Agreement and that this Agreement encompasses the full and complete agreement between the parties with respect to the matters set forth herein.

         Executed on this _____ day of _____________________ 2001.

BIODELIVERY SCIENCES INTERNATIONAL, INC.              SECOND PARTY


By:
   ------------------------------------               -------------------------
                            Its                       Christopher Chapman, MD